UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 6, 2010

SouthWest Water Company

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-8176	95-1840947
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Wilshire Building 624 South Grand Avenue, Suite 2900 Los Angeles, CA 90017-3782
(Address of principal executive offices) (Zip Code)

(213) 929-1800

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report date)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders

SouthWest Water Company (the “Company”) held its Annual Meeting of Stockholders on August 6, 2010.  The stockholders considered four proposals, each of which is described in more detail in the Company’s definitive proxy statement dated July 2, 2010.

Proposal 1:

Adoption of the Agreement and Plan of Merger dated as of March 2, 2010 among the Company SW Merger Acquisition Corp., and SW Merger Subcorp (the “Merger Agreement”), whereby institutional investors advised by JP Morgan Asset Management and Water Asset Management, LLC have agreed to acquire the Company.

FOR                                              AGAINST                            ABSTAIN

18,322,779                                        341,285                                413,603

                                Broker Non-Votes:  4,027,624

The foregoing proposal was approved.

Proposal 2:

Election of six directors to hold office until the earlier of the 2011 Annual Meeting or their resignation or removal:

                                                                                                   FOR                                     WITHHELD

Kimberly Alexy                                                   18,139,602                                        938,071

Bruce C. Edwards                                               18,149,232                                        928,441

Linda Griego                                                       18,076,675                                    1,000,998

Thomas Iino                                                        13,029,867                                    6,047,806

William D. Jones                                                18,088,423                                        989,250

Mark A. Swatek                                                  18,098,333                                        979,340

                Broker Non-Votes:  4,027,618

All of the foregoing candidates were elected and each received affirmative votes from more than a majority of the shares voting.

Proposal 3:

Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent public accountants for the Company’s fiscal year ending December 31, 2010:

FOR                                              AGAINST                            ABSTAIN

22,136,079                                        897,688                                 71,524

                                Broker Non-Votes:  0

The foregoing proposal was approved.

Proposal 4:

Approval to adjourn the Annual Meeting, if necessary, for purpose of soliciting additional proxies to vote in favor of adoption of the Merger Agreement:

FOR                                              AGAINST                            ABSTAIN

21,650,392                                        1,368,824                              86,075

                                Broker Non-Votes:  0

The foregoing proposal was approved.

Item 8.01       Other Events

On August 6, 2010, SouthWest Water Company (the “Company”) issued a press release announcing the results of the 2010 Annual Meeting of Stockholders.   A copy of the Company’s press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01       Financial Statements and Exhibits

Exhibit	Description
99.1	Press Release, dated August 6, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST WATER COMPANY (Registrant)
		By:	/s/ William K. Dix
			Name:	William K. Dix
			Title:	Vice President, General Counsel and Corporate Secretary
Date:	August 6, 2010